UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported) May 24, 2011

ROCK-TENN COMPANY
(Exact name of registrant as specified in charter)

Georgia	1-12613	62-0342590
(State or of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

          On May 24, 2011 James A. Rubright, Chairman and Chief Executive Officer of the Company, will speak to the investment community at the Goldman Sachs Basic Materials Conference in New York, New York regarding Rock-Tenn Company (“RockTenn”) and its proposed acquisition of Smurfit-Stone Container Corporation (“Smurfit-Stone”).  The slides (“Investor Presentation”) to be used in connection with Mr. Rubright’s presentation are attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

          In connection with the proposed transaction, RockTenn and Smurfit-Stone have made various filings with the Securities and Exchange Commission (the “SEC”), including the filing by RockTenn of a registration statement on Form S-4 that includes a joint proxy statement of RockTenn and Smurfit-Stone that also constitutes a prospectus of RockTenn.

          RockTenn shareholders and Smurfit-Stone stockholders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus, as well as other documents filed with the SEC, because they contain important information. The final joint proxy statement/prospectus has been mailed to shareholders of RockTenn and stockholders of Smurfit-Stone on or about April 29, 2011. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov, or by contacting RockTenn Investor Relations at 678-291-7900 or Smurfit-Stone Investor Relations at 314-656-5553.

Participants in the Merger Solicitation

          RockTenn, Smurfit-Stone and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information concerning RockTenn’s executive officers and directors is set forth in its definitive proxy statement filed with the SEC on December 17, 2010. Information concerning Smurfit-Stone’s executive officers and directors is set forth in its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 15, 2011, as amended by Smurfit-Stone’s Annual Report on Form 10-K/A filed on March 29, 2011. Additional information regarding the interests of participants of RockTenn and Smurfit-Stone in the solicitation of proxies in respect of the transaction is included in the above-referenced registration statement on Form S-4 and joint proxy statement/prospectus. You can obtain free copies of these documents from RockTenn and Smurfit-Stone using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Investor Presentation, dated May 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 24, 2011
ROCK-TENN COMPANY

		By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice-President, Chief
Financial Officer and Chief
Administrative Officer (Principal
Financial Officer)